Discontinued Operations - Hotel Properties Held for Sale And Sold	6 Months Ended
Jun. 30, 2013
Discontinued Operations - Hotel Properties Held for Sale And Sold [Abstract]
Discontinued Operations - Hotel Properties Held for Sale And Sold

Discontinued Operations - Hotel Properties Held for Sale and Sold

At December 31, 2012, the Company had 22 hotels identified that it intends to sell and that met the Company’s criteria to be classified as held for sale (the “Sale Hotels”).  During the six months ended June 30, 2013, 10 hotels were sold, with an approximate aggregate net gain of $1.4 million. The gain consisted of: $0.4 million from the sale of a Super 8 in Fort Madison, Iowa; $0.3 million from the sale of a Super 8 in Pella, Iowa; and $0.6 million from the sale of a Super 8 in Columbus, Nebraska. There was no gain on the sale of the other seven hotels sold. Two were sold in the first quarter of 2013, and eight were sold in the second quarter of 2013. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. We do not believe any of those hotels were held primarily for sale in the ordinary course of our trade or business. However, if the Internal Revenue Service would successfully assert that we held such hotels primarily for sale in the ordinary course of our business, the gain from such sales could be subject to a 100% prohibited transaction tax.  Due to changes in the market during the second quarter, seven hotels were reclassified as held for sale. This brings the total number of hotels classified as held for sale to 19 as of June 30, 2013.

In accordance with FASB ASC 205-20 Presentation of Financial Statements – Discontinued Operations, gains, losses and impairment losses on hotel properties sold or classified as held for sale are presented in discontinued operations.    The operating results of the hotels held for sale and sold are included in discontinued operations and are summarized below. The operating results for the three months ended June 30, 2013 include 19 hotels held for sale and eight hotels that were sold in the second quarter of 2013.  The operating results for the three months ended June 30, 2012 include 19 hotels held for sale, 10 hotels that were sold in 2013 and 13 hotels that were sold in 2012.

The operating results for the six months ended June 2013 included 19 hotels held for sale and 10 hotels that were sold in 2013. The operating results for the six months ended June 2012 included 19 hotels held for sale, 10 hotels that were sold in 2013, and 15 hotels sold in 2012  (dollars in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenues	$5,688	$9,113	$11,093	$17,264
Hotel and property operations expenses	(4,613)	(7,307)	(9,282)	(14,353)
Interest expense	(588)	(1,015)	(1,309)	(2,165)
Loss on debt extinguishment	(491)	(53)	(683)	(53)
Depreciation expense	(112)	(476)	(279)	(981)
Net gain on disposition of assets	1,358	4,774	1,334	5,268
Impairment loss	(954)	(1,348)	(1,461)	(3,047)
Income tax benefit	0	44	0	342
	$288	$3,732	$(587)	$2,275